MERRILL LYNCH
CAPITAL FUND, INC.







FUND LOGO






Semi-Annual Report

September 30, 1996





Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Kurt Schansinger, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863














This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper.



MERRILL LYNCH CAPITAL FUND, INC.



PORTFOLIO SUMMARY

Security Diversification
As of September 30, 1996


A pie chart illustrating the following percentages:

US Bonds                                43.7%
Non-US Bonds                             3.4%
US Stocks                               37.5%
Non-US Stocks                           11.7%
Cash & Cash
 Equivalents                             3.7%


Security Representation
As a Percentage of Equities
As of September 30, 1996


A pie chart illustrating the following percentages:

Financial Services                      24.8%
Consumer Services                        4.4%
Transportation                           1.1%
Utilities                                5.0%
Capital Goods--Technology                8.7%
Consumer Cyclicals                       8.9%
Energy                                  18.7%
Basic Industries                         8.5%
Credit Cyclicals                         0.9%
Diversified                              3.6%
Capital Goods                            4.2%
Consumer Staples                        11.2%



Geographic Diversification            Percent of
As of September 30, 1996              Net Assets*

United States                           85.4%
Argentina                                4.2
United Kingdom                           3.5
Switzerland                              1.5
France                                   0.8
Brazil                                   0.7
Netherlands                              0.6
Canada                                   0.6
Spain                                    0.5
Thailand                                 0.4
Finland                                  0.4
Australia                                0.3
New Zealand                              0.3
Peru                                     0.2
Singapore                                0.2
Hong Kong                                0.1
Ireland                                  0.1
Colombia                                 0.1
Mexico                                   0.1

[FN]
*Includes investments in short-term securities.



US Common Stock Investments                             S&P
As of September 30, 1996                 Fund           500*

Average Capitalization (in billions)    $12.1          $10.5
Price/Book Value                          2.3            3.9
Price/Earnings Ratio**                   14.5           18.1
Yield Based on Current Dividend           2.7%           2.1%

[FN]
 *An unmanaged broad-based index comprised of common stocks.
**Based on 1996 earnings estimates.



Fixed-Income Investments                            Merrill Lynch
As of September 30, 1996                 Fund        D0A0 Index*

Duration                              5.4 Years       5.0 Years
Average Maturity                      8.5 Years      12.8 Years
Asset Breakdown:
  Corporates                              48.8%           16.7%
  US Treasuries/Agencies                  44.7%           54.6%
  Mortgage-Backed                          1.5%           28.6%
  International Governments                4.9%             --

[FN]
*An unmanaged market-weighted corporate, Government and mortgage master bond index reflecting approximately 97% of total outstanding bonds.



DEAR SHAREHOLDER

A series of confusing, and often contradictory, economic statistics resulted in wide and frequent swings in investor perceptions about the level and direction of economic activity during the quarter ended September 30, 1996. June reports of strong
4.8% second calendar quarter gross domestic product growth, rising industrial production, personal income growth and consumer credit outstanding suggested accelerating economic activity and raised the specter of a Federal Reserve Board tightening.

However, in July sluggish retail sales data and reported sequential declines in housing starts and auto sales, coupled with the smallest monthly gain in personal income of the year, suggested a moderat-ing economic outlook. In August, consumer confi-dence indicators rose to their highest level of the year, contrasting further weakness in auto sales and new construction.

Recent September reports suggest additional slowing, with a reported decline in net new job formation and the steepest decline in factory orders in three years. Finally, the Federal Reserve Board left interest rates unchanged at its September meeting. This lack of a discernible and consistent trend in the economy and, in turn, the outlook for inflation and interest rates made for a very volatile investment environ-ment in the September quarter.

The one constant during this period of unpredictable economic trends was the continued benign rate of inflation. The core rate of consumer price inflation, excluding the volatile food and energy components, ran at a 1% annual rate through August, the lowest level in two years. The core rate of producer price inflation climbed at an even more moderate 0.5% annual rate for the year-to-date period.

This period of noninflationary economic growth pro-vided a generally favorable backdrop for the financial markets in the September quarter. The stock market, as measured by the unmanaged Standard & Poor's
500 Index (S&P 500), provided a +3.08% total return, adding to the strong gains realized in the first half of 1996. The bond market, as measured by the unmanaged Merrill Lynch Domestic Bond Master
Index, returned +1.84% for the September quarter, with gains in July and September more than offsetting an August decline. Cash equivalents, as measured by 91-day Treasury bills, returned +1.38% for the three months ended September 30, 1996.

We anticipate further and more consistent evidence of an economic slowdown to be forthcoming over the balance of the year. Consumer spending represents approximately two-thirds of the economy, and trends in consumer activity are consequently the primary driver of the overall rate of economic growth. Real consumer spending has been in decline since the early part of the year. Real retail sales grew at a 6.0% annual rate in the first quarter, followed by a more modest 1.0% increase in the second quarter, and expectations are for a decline in the September quarter. Auto sales dropped almost 6% in September, and sales incentives increased to sustain dealer show-room traffic. The housing market has been weakening since May, with existing home sales flat-to-down in four of the last five months. Finally, consumers' debt burden and the rate of personal bankruptcy filings continued to rise to record levels, suggesting further constraints on the consumers' ability to finance significant new purchases. While the indus-trial sector of the economy appears more robust, ongoing economic weakness among our major trad-ing partners, including a pronounced slowdown in the rapidly developing Asian economies, coupled with a strong US currency, suggest challenges to the maintenance of strong growth in this segment of the economy as well. Therefore, we expect economic growth to continue to decelerate through the balance of 1996 with continued low levels of inflation.

Portfolio Matters
It is interesting to provide some historical perspective on the stock market's extraordinary advance. Since the 1920s, equities have exhibited a consistent, long-term performance pattern. Examining returns by decade, equities, as measured by the S&P 500, have provided compound annual double-digit returns every 30 years. In the 1920s, 1950s and 1980s, the S&P 500 generated compound average annual total returns of +19.2%, +19.4% and +17.5%, respectively.
For the 1930s, 1940s, 1960s and 1970s, compound average annual total returns were below 10% (and were actually 0% in the 1930s). So far in the 1990s, this pattern has been broken, with compound aver-age annual total returns in excess of 20% having been achieved through the end of the September quarter.
If maintained, this would represent the first instance of two consecutive decades of double-digit average annual total returns since the 1920s.

Corresponding to this unprecedented advance in stock prices has been a dramatic increase in the valuation levels of the stock market. Based on a variety of different historical valuation parameters dating to 1926, stocks are selling at record high levels relative to dividend yield and book value per share and at near-record highs relative to normalized, or mid-cycle, per-share earnings. To anticipate a further, sustained advance in equity prices from current levels, an investor today must either dismiss the relevance of 70 years of historical valuation data or expect rapid increases in the underlying levels of corporate earnings, dividends and book values.

We are unwilling to predicate investment decisions on either of these two arguments, and consequently maintain our conservative asset mix, with 49.2% of Fund net assets invested in equities as of September
30, 1996, 47.1% in bonds and 3.7% in cash equivalents, comparable to the portfolio composition at the end of the June quarter. While we believe stocks are expensive, bonds appear attractively valued com-pared to both the stock market and the present rate of inflation. Current real interest rates, which adjust for inflation, have been exceeded only one time over the last 60 years, namely the early 1980s when the bank prime rate exceeded 20% and the economy suffered through a severe recession. With inflation seemingly well-contained, we believe bonds are very attractive today on this basis. Compared to the dividend yield on common stocks, bonds have been cheaper only one other time over the last 40 years, namely in the third quarter of 1987, just prior to the major stock market decline in October of that year. While this large bond weighting detracted from overall Fund returns this year, and indeed over the last few years, we believe these valuation argu-ments are compelling and that the current asset mix could contribute to above-average investment returns going forward.

Within the equity component of the Fund, we con-tinue to seek high-quality companies whose stocks sell at reasonable prices. We look for companies which enjoy strong competitive positions in their markets, earn consistently high returns on capital, have solid balance sheets, generate cash in excess of their internal reinvestment requirements and are managed by individuals who are motivated to create value for shareholders. We look to invest in these companies at prices which do not adequately or accurately reflect what we believe to be their under-lying intrinsic values. On average, the stocks held in the Fund have earned comparable returns on share-holders' equity, offer faster earnings growth and have stronger balance sheets than the average com-pany as measured by the S&P 500. However, these same stocks sell at an average price/earnings ratio of 14.5 times estimated 1996 earnings per share compared to 18.1 times for the S&P 500, at an average price/book value per share ratio of 2.3 times com-pared to 3.9 times for the S&P 500 and provide an average 2.7% dividend yield compared to 2.1% for the S&P 500. This combination of superior companies selling at discount prices is an attractive formula for generating superior risk-adjusted equity returns over time. Within the bond component of the Fund, the average portfolio maturity of the Fund's holding at September 30, 1996 was 8.5 years, with a modified duration of 5.4 years. The average yield to maturity of our bond holdings was 6.99%, while quality ratings remain high at an average A1/A+ as measured by the major rating agencies.

Examining the industry concentration of the Fund's equity holdings, we continue to maintain low weight-ings relative to the S&P 500 in the broad technology and consumer sectors, while energy and financial services represent relatively high weightings in the Fund's mix. We strive to identify attractive investment opportunities in technology in order to participate in its strong secular growth outlook, but we have been unable to uncover specific companies which meet our criteria. The consumer segment offers many superior companies with high market shares, premier returns and attractive financial characteristics, but the stocks tend to sell at very high valuation levels, limiting their investment appeal. Our large energy holding is not based on a top-down, commodity price forecast. We believe many companies in the energy arena offer attractive unit volume growth and additional restructuring opportunities while selling at reasonable prices with high current yields. Finan-cial companies, including banks, insurance and other diversified providers, offer an attractive combination of high returns on capital, excess capital generation and improving managements at reasonable prices.

During the quarter ended September 30, 1996, we initiated new investments in eight stocks while elim-inating 18 from the portfolio. In addition, we increased the Fund's holdings in 43 companies while reducing positions in 31 others. Notable among the new invest-ments is Transamerica Corporation, the diversified financial services company. Transamerica has been substantially restructured over the past ten years and is now focused on three core business segments of finance, insurance and real estate services, where it maintains high market shares and which offer solid growth prospects and high returns. The company's financial characteristics are excellent with low levels of debt and excess capital generation. Senior manage-ment has a proven ability to effectively allocate capital in ways which further enhance returns and create value for shareholders, and their incentive compensation is largely tied to the achievement of these goals. We believe the recent share price weak-ness has created an attractive entry price and buying opportunity in this well above-average company.

Masco Corporation, a building products and home improvement company, is another new addition to the Fund. Masco is unwinding a failed diversification effort to refocus on its core faucet and cabinet busi-nesses which are characterized by strong market positions, high levels of profitability and good growth.
The recent sale of Masco's furniture business, coupled with other asset sale proceeds and free cash flow generation, will provide the company with sig-nificant financial resources to finance acquisitions, debt reductions and share repurchases. In addition, the company's chief executive officer restructured his compensation program to be based completely on stock price performance. Selling at attractive valua-tion levels and at the same price as in 1986, we believe this is an attractive entry point for a company with an excellent mix of business, powerful financial characteristics and a highly motivated management.

We eliminated several electric utility company hold-ings from the Fund during the September quarter, including Central Hudson Gas & Electric Corp.,
Montana Power Co., NUI Corporation, Entergy Corp.
and Aquarion Co. We believe deregulation will have a pronounced negative effect on the utility industry in general, and on these companies in particular, because of their low returns on capital, modest size and limited growth prospects. While these stocks are statistically cheap, the companies have no experience competing in a free market, and we believe their ability to create value for shareholders will be extremely limited over the next several years.

We also sold two bank stocks which had performed extremely well, BankAmerica Corp. and Banco
Bilbao Vizcaya, a Spanish banking institution. Both companies have prospered over the last five years, benefiting from strong loan demand, rapid earnings growth, consequent improvements in return on capi-tal and strengthening balance sheets. Shareholders in these companies have prospered as well, as these stocks have reached record high valuation levels which we believe now more accurately reflect their solid prospects and intrinsic values. We decided to realize the Fund's substantial gains in these two investments and redeploy the proceeds into more undervalued equities.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch
Capital Fund, Inc., and we look forward to assisting you with you financial needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Kurt Schansinger)
Kurt Schansinger
Vice President and Portfolio Manager


November 1, 1996




PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge
  (front-end load) of 5.25% and bear no ongoing dis-tribution or account maintenance fees. Class A
  Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contin-gent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%.
  In addition, Class C Shares are subject to a 1% con-tingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25%
  (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different lev-els of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                                            12 Month      3 Month
                                                                         9/30/96    6/30/96    9/30/95      % Change      % Change
ML Capital Fund, Inc. Class A Shares*                                     $30.51     $31.40     $31.11      + 4.00%(1)    -0.62%(2)
ML Capital Fund, Inc. Class B Shares*                                      29.89      30.72      30.54      + 3.90(1)     -0.45(2)
ML Capital Fund, Inc. Class C Shares*                                      29.63      30.49      30.36      + 3.65(1)     -0.55(2)
ML Capital Fund, Inc. Class D Shares*                                      30.47      31.34      31.07      + 4.01(1)     -0.56(2)
Dow Jones Industrial Average**                                          5,882.17   5,654.63   4,789.08      +22.82        +4.02
Standard & Poor's 500 Index**                                             687.31     670.63     584.41      +17.61        +2.49
ML Capital Fund, Inc. Class A Shares--Total Return*                                                         +13.02(3)     +2.91(4)
ML Capital Fund, Inc. Class B Shares--Total Return*                                                         +11.88(5)     +2.65(6)
ML Capital Fund, Inc. Class C Shares--Total Return*                                                         +11.87(7)     +2.64(8)
ML Capital Fund, Inc. Class D Shares--Total Return*                                                         +12.77(9)     +2.86(10)
Dow Jones Industrial Average--Total Return**                                                                +25.68        +4.62
Standard & Poor's 500 Index--Total Return**                                                                 +20.31        +3.08

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
 (1)Percent change includes reinvestment of $1.786 per share capital gains distributions.
 (2)Percent change includes reinvestment of $0.675 per share capital gains distributions.
 (3)Percent change includes reinvestment of $2.620 per share ordinary income dividends and $1.786 per share capital gains distributions.
 (4)Percent change includes reinvestment of $1.077 per share ordinary income dividends and $0.675 per share capital gains distributions.
 (5)Percent change includes reinvestment of $2.291 per share ordinary income dividends and $1.786 per share capital gains distributions.
 (6)Percent change includes reinvestment of $0.926 per share ordinary income dividends and $0.675 per share capital gains distributions.
 (7)Percent change includes reinvestment of $2.346 per share ordinary income dividends and $1.786 per share capital gains distributions.
 (8)Percent change includes reinvestment of $0.947 per share ordinary income dividends and $0.675 per share capital gains distributions.
 (9)Percent change includes reinvestment of $2.547 per share ordinary income dividends and $1.786 per share capital gains distributions.
(10)Percent change includes reinvestment of $1.043 per share ordinary income dividends and $0.675 per share capital gains distributions.




PERFORMANCE DATA (continued)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on November 8, 1973 to $15,464.24 on
September 30, 1996.

Average Annual Total Return

                             % Return Without      % Return With
                               Sales Charge         Sales Charge**

Class A Shares*

Year Ended 9/30/96               +13.02%               + 7.08%
Five Years Ended 9/30/96         +12.41                +11.20
Ten Years Ended 9/30/96          +12.97                +12.36

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                % Return              % Return
                              Without CDSC           With CDSC**

Class B Shares*

Year Ended 9/30/96               +11.88%               + 7.96%
Five Years Ended 9/30/96         +11.28                +11.28
Inception (10/21/88)
through 9/30/96                  +11.84                +11.84

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                % Return              % Return
                              Without CDSC           With CDSC**

Class C Shares*

Year Ended 9/30/96               +11.87%               +10.89%
Inception (10/21/94)
through 9/30/96                  +17.13                +17.13

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                             % Return Without      % Return With
                               Sales Charge         Sales Charge**

Class D Shares*

Year Ended 9/30/96               +12.77%               + 6.85%
Inception (10/21/94)
through 9/30/96                  +18.05                +14.82

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                                     Net Asset Value                  Capital Gains
Period Covered               Beginning             Ending              Distributed             Dividends Paid*          % Change**
11/8/73--12/31/73             $14.03               $13.87                  --                        --                  - 1.11%
1974                           13.87                10.78                  --                     $ 0.560                -18.62
1975                           10.78                12.83                  --                       0.510                +23.86
1976                           12.83                14.10                  --                       0.360                +12.75
1977                           14.10                12.68                  --                       0.370                - 7.37
1978                           12.68                13.63                  --                       0.500                +11.65
1979                           13.63                16.54                  --                       0.650                +26.73
1980                           16.54                17.70               $ 1.250                     1.150                +24.83
1981                           17.70                16.62                 1.990                     1.150                +11.85
1982                           16.62                17.85                 0.830                     0.930                +19.27
1983                           17.85                20.63                 0.600                     0.690                +23.13
1984                           20.63                19.33                 1.990                     0.670                + 7.98
1985                           19.33                22.57                 1.600                     0.660                +29.88
1986                           22.57                24.40                 2.100                     0.440                +19.89
1987                           24.40                19.79                 5.763                     0.219                + 4.60
1988                           19.79                21.39                 1.008                     0.742                +17.04
1989                           21.39                24.43                 0.723                     1.099                +22.98
1990                           24.43                23.01                 0.390                     1.295                + 1.08
1991                           23.01                26.92                 0.262                     1.361                +24.69
1992                           26.92                26.33                 0.954                     0.921                + 5.03
1993                           26.33                27.97                 0.699                     1.201                +13.71
1994                           27.97                25.70                 1.245                     1.247                + 0.91
1995                           25.70                30.55                 1.419                     2.036                +32.87
1/1/96--9/30/96                30.55                30.51                 0.675                     1.077                + 5.77
                                                                        -------                   -------
                                                                  Total $23.498             Total $19.838

                                                                               Cumulative total return as of 9/30/96: +1,532.11%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value                  Capital Gains
Period Covered               Beginning             Ending              Distributed             Dividends Paid*          % Change**
10/21/88--12/31/88            $22.64               $21.38                $0.773                    $0.537                + 0.25%
1989                           21.38                24.29                 0.723                     0.961                +21.70
1990                           24.29                22.85                 0.390                     1.077                + 0.10
1991                           22.85                26.66                 0.262                     1.147                +23.39
1992                           26.66                26.03                 0.954                     0.684                + 3.99
1993                           26.03                27.61                 0.699                     0.930                +12.54
1994                           27.61                25.34                 1.245                     0.974                - 0.10
1995                           25.34                30.04                 1.419                     1.748                +31.52
1/1/96--9/30/96                30.04                29.89                 0.675                     0.926                + 4.97
                                                                         ------                    ------
                                                                   Total $7.140              Total $8.984

                                                                                 Cumulative total return as of 9/30/96: +143.21%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)


Performance Summary--Class C Shares
                                     Net Asset Value                  Capital Gains
Period Covered               Beginning             Ending              Distributed             Dividends Paid*          % Change**
10/21/94--12/31/94            $26.81               $25.24                $0.617                    $0.543                - 1.47%
1995                           25.24                29.81                 1.419                     1.832                +31.48
1/1/96--9/30/96                29.81                29.63                 0.675                     0.947                + 4.98
                                                                         ------                    ------
                                                                   Total $2.711              Total $3.322

                                                                                  Cumulative total return as of 9/30/96: +36.00%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value                  Capital Gains
Period Covered               Beginning             Ending              Distributed             Dividends Paid*          % Change**
10/21/94--12/31/94            $27.27               $25.70                $0.617                    $0.572                - 1.33%
1995                           25.70                30.53                 1.419                     1.978                +32.55
1/1/96--9/30/96                30.53                30.47                 0.675                     1.043                + 5.59
                                                                         ------                    ------
                                                                   Total $2.711              Total $3.593

                                                                                  Cumulative total return as of 9/30/96: +38.09%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS
                        Shares                                                                                Value     Percent of
Industries               Held                Common Stocks                                 Cost             (Note 1a)   Net Assets
Aerospace              120,000    Goodrich (B.F.) Co.                                $    3,765,576    $    5,415,000         0.1%
                       800,000    Lockheed Martin Corp.                                  53,962,430        72,100,000         0.8
                       850,000    Rockwell International Corporation                     30,626,530        47,918,750         0.5
                                                                                     --------------    --------------       ------
                                                                                         88,354,536       125,433,750         1.4

Airlines                66,200    KLM Royal Dutch Airlines N.V.
                                  (NY Registered Shares)                                  2,273,023         1,746,025         0.0

Automobile           1,500,000    Echlin Inc.                                            48,219,012        47,062,500         0.5
Equipment

Automotive           1,000,000    General Motors Corp.                                   47,253,858        48,000,000         0.5

Banking                700,000    Bancorp Hawaii, Inc.                                   20,457,127        27,300,000         0.3
                       700,000    Bangkok Bank Public Company Ltd.                        7,163,083         9,145,286         0.1
                       700,000    The Chase Manhattan Corp. (c)                          39,486,471        56,087,500         0.6
                       175,000    NationsBank Corp.                                       9,330,593        15,203,125         0.2
                     2,075,000    SouthTrust Corp.                                       38,757,956        63,287,500         0.7
                     1,750,000    Thai Military Bank Public Company, Ltd.                 7,010,952         6,232,292         0.1
                       800,000    Union Planters Corp.                                   14,078,719        28,400,000         0.3
                                                                                     --------------    --------------       ------
                                                                                        136,284,901       205,655,703         2.3

Building Materials     950,700    Masco Corporation                                      28,058,411        28,521,000         0.3
                       325,000    Medusa Corp.                                            8,495,910         9,993,750         0.1
                                                                                     --------------    --------------       ------
                                                                                         36,554,321        38,514,750         0.4

Capital Goods        1,000,000    Cincinnati Milacron, Inc.                              24,399,349        18,875,000         0.2
                       442,000    GATX Corp.                                             17,933,469        20,663,500         0.2
                       300,000    Giddings & Lewis, Inc.                                  4,968,678         3,487,500         0.0
                       450,000    Kennametal, Inc.                                       14,643,434        15,468,750         0.2
                       275,000    United Dominion Industries, Ltd.                        6,613,724         5,500,000         0.1
                                                                                     --------------    --------------       ------
                                                                                         68,558,654        63,994,750         0.7

Chemicals              350,000    Dexter Corporation                                      9,042,303        10,456,250         0.1
                       782,500    du Pont (E.I.) de Nemours & Co.                        55,592,299        69,055,625         0.8
                     1,139,600    Engelhard Corp.                                        20,169,915        26,210,800         0.3
                     1,861,000    Imperial Chemical Industries PLC (ADR)*                91,838,138        98,167,750         1.1
                                                                                     --------------    --------------       ------
                                                                                        176,642,655       203,890,425         2.3

Computer Software    1,025,000  ++Creative Technology, Ltd.                              12,833,743         5,893,750         0.1

Diversified          4,100,000    Hanson PLC (ADR)*                                      65,181,095        50,737,500         0.6
Companies           10,000,000    Hillsdown Holdings PLC                                 23,692,604        28,091,750         0.3
                     1,150,000    Tenneco, Inc.                                          52,172,394        57,643,750         0.6
                     6,000,000    Tomkins PLC                                            24,678,005        26,010,300         0.3
                     1,000,000    United Technologies Corp.                              59,058,703       120,125,000         1.3
                     1,000,000  ++Worldtex Inc. (b)                                       4,947,151         7,500,000         0.1
                                                                                     --------------    --------------       ------
                                                                                        229,729,952       290,108,300         3.2

Drug Stores          1,500,000    Rite Aid Corp.                                         43,488,550        54,375,000         0.6

Electrical             650,000    Belden Inc.                                            18,307,478        18,850,000         0.2
Equipment              550,000    Cooper Industries, Inc.                                21,429,936        23,787,500         0.3
                       820,000    General Electric Co.                                   41,535,004        74,620,000         0.8
                       800,000    Philips Electronics N.V.
                                  (NY Registered Shares) (d)                             20,679,242        28,700,000         0.3
                                                                                     --------------    --------------       ------
                                                                                        101,951,660       145,957,500         1.6

SCHEDULE OF INVESTMENTS (continued)
                        Shares                                                                                Value     Percent of
Industries               Held                Common Stocks                                 Cost             (Note 1a)   Net Assets
Electronic              41,200    Avnet, Inc.                                        $    1,975,472    $    1,998,200         0.0%
Components

Financial Services   2,000,000    Federal National Mortgage Association                  52,392,099        69,750,000         0.8
                     9,970,000  ++Ruam Pattana II Fund (Foreign)                          6,316,792         5,590,764         0.1
                     7,530,000    Ruam Pattana II Fund (Local)                            4,895,274         4,222,513         0.0
                       608,100    Transamerica Corporation                               42,320,421        42,490,988         0.5
                                                                                     --------------    --------------       ------
                                                                                        105,924,586       122,054,265         1.4

Food Distribution   15,000,000    Dairy Farm International Holdings Ltd. (Ordinary)      16,436,481         9,150,000         0.1

Foods/Food           2,000,000    Archer-Daniels-Midland Co.                             34,105,377        38,500,000         0.4
Processing             300,000    Dean Foods Co.                                          7,492,201         8,475,000         0.1
                        99,000    Nestle S.A.                                           103,564,527       110,403,638         1.2
                       183,700    Thai Theparos Food Product Public Company
                                  Limited (Foreign)                                         831,998           708,429         0.0
                                                                                     --------------    --------------       ------
                                                                                        145,994,103       158,087,067         1.7

Footware            30,000,000    Yue Yuen Industrial (Holdings Limited)                  7,853,985         8,147,114         0.1

Forest Products        975,000    Weyerhaeuser Co.                                       44,548,916        44,971,875         0.5

Hospital             2,100,000    Columbia/HCA Healthcare Corp.                         100,922,252       119,437,500         1.3
Management           3,200,000  ++Tenet Healthcare Corp.                                 43,928,657        71,200,000         0.8
                                                                                     --------------    --------------       ------
                                                                                        144,850,909       190,637,500         2.1

Insurance            2,300,000    Allstate Corporation                                   69,292,895       113,275,000         1.2
                       247,500    American General Corporation                            8,963,415         9,343,125         0.1
                       850,000    American International Group, Inc.                     57,419,473        85,637,500         0.9
                       297,100    Ayudhya Insurance Company, Ltd. (Foreign)               2,207,170         2,221,352         0.0
                       702,900    Ayudhya Insurance Company, Ltd. (Local)                 5,251,496         5,255,430         0.1
                     1,984,000    EXEL Ltd.                                              42,546,437        68,944,000         0.7
                     2,500,000    Fremont General Corp. (b)                              38,202,313        73,750,000         0.8
                       700,000    Horace Mann Educators Corp.                            18,997,417        23,012,500         0.2
                     2,154,000    Lowndes Lambert Group Holdings PLC                      5,366,108         3,809,241         0.0
                     1,300,000    Penncorp Financial Group, Inc.                         39,143,295        41,925,000         0.5
                       950,000    Provident Life & Accident Insurance Co.                31,752,658        35,625,000         0.4
                     1,400,000    Sphere Drake Holdings Ltd.                             18,102,202        12,600,000         0.1
                       395,000    St. Paul Companies, Inc.                               20,169,892        21,922,500         0.2
                       400,000    TIG Holdings, Inc.                                      9,313,651        12,000,000         0.1
                     2,400,000    Travelers Inc.                                         41,045,348       117,900,000         1.3
                                                                                     --------------    --------------       ------
                                                                                        407,773,770       627,220,648         6.6

Iron & Steel         1,600,000    Birmingham Steel Corp. (b)                             28,005,214        25,400,000         0.3
                       854,000    Cleveland-Cliffs, Inc. (b)                             28,920,123        34,160,000         0.4
                                                                                     --------------    --------------       ------
                                                                                         56,925,337        59,560,000         0.7

Leisure/Hotels       1,500,000    Carnival Corp. (Class A)                               36,873,424        46,500,000         0.5
                       500,000  ++Harrah's Entertainment, Inc.                            9,803,309         9,312,500         0.1
                     3,800,000    Mandarin Oriental International Ltd.                    3,828,224         5,624,000         0.1
                                                                                     --------------    --------------       ------
                                                                                         50,504,957        61,436,500         0.7

Medical Services       400,050    Bumrungrad Hospital Public Company, Ltd.
                                  (Foreign)                                                 344,997           314,851         0.0



SCHEDULE OF INVESTMENTS (continued)
                        Shares                                                                                Value     Percent of
Industries               Held                Common Stocks                                 Cost             (Note 1a)   Net Assets
Metals & Basic          21,700    Cameco Corp.                                       $      651,441    $    1,068,271         0.0%
Materials            1,200,000    Industrias Penoles S.A.                                 5,465,971         5,077,473         0.1
                       701,000  ++Minsura Sociedad Limitada S.A. (T Shares)               5,179,884         6,540,243         0.1
                                                                                     --------------    --------------       ------
                                                                                         11,297,296        12,685,987         0.2

Natural Gas          1,100,000    Coastal Corp.                                          31,533,060        45,375,000         0.5
Suppliers              355,000    El Paso Natural Gas Co.                                10,188,728        15,620,000         0.2
                       424,000    MetroGas S.A. (ADR)*                                    4,792,336         4,187,000         0.0
                     3,000,000    TransCanada Pipelines Ltd.                             43,755,473        48,375,000         0.5
                     3,700,000    Williams Companies, Inc.                               99,361,340       188,700,000         2.1
                                                                                     --------------    --------------       ------
                                                                                        189,630,937       302,257,000         3.3

Oil--Integrated        300,000    Mobil Corporation                                      33,186,002        34,725,000         0.4
                     2,000,000    Phillips Petroleum Company                             68,634,181        85,500,000         0.9
                        37,000    Repsol, S.A. (ADR)*                                     1,287,719         1,225,625         0.0
                     1,240,000    Repsol, S.A. (Ordinary)                                37,646,000        40,769,770         0.4
                        65,000    Texaco Inc.                                             4,350,775         5,980,000         0.1
                     1,900,000    TOTAL S.A. (ADR)*                                      58,079,799        74,337,500         0.8
                     9,408,700    YPF S.A. (ADR)*                                       186,735,423       215,224,012         2.3
                                                                                     --------------    --------------       ------
                                                                                        389,919,899       457,761,907         4.9

Oil--Refining &        200,000    Ultramar Corp.                                          5,172,303         6,050,000         0.1
Marketing

Oil--Service         2,483,500    Dresser Industries, Inc.                               64,045,014        73,884,125         0.8

Paper                  200,000    Jefferson Smurfit Group PLC (ADR)*                      6,207,462         5,350,000         0.1
                       790,000    Temple-Inland, Inc.                                    36,163,014        41,672,500         0.5
                                                                                     --------------    --------------       ------
                                                                                         42,370,476        47,022,500         0.6

Pharmaceuticals        502,000    Block Drug, Inc. (Class A)                             15,212,377        22,401,750         0.2
                     3,650,000    Glaxo Wellcome PLC (ADR)* (a)                          94,777,915       113,606,250         1.2
                       400,000    Merck & Co., Inc.                                      19,645,017        28,150,000         0.3
                     1,150,000    Pfizer, Inc.                                           57,515,259        90,993,750         1.0
                        22,260    Sandoz AG                                              25,973,217        26,741,832         0.3
                                                                                     --------------    --------------       ------
                                                                                        213,123,785       281,893,582         3.0

Photography            250,000    Eastman Kodak Co.                                      14,627,440        19,625,000         0.2

Plastic Recycling      946,000    Wellman Inc.                                           20,386,872        16,555,000         0.2

Railroads              420,000    Canadian National Railway Co.                           6,732,746         8,610,000         0.1
                       950,700    Kansas City Southern Industries, Inc.                  38,905,271        40,642,425         0.4
                                                                                     --------------    --------------       ------
                                                                                         45,638,017        49,252,425         0.5

Real Estate            195,000    National Health Investors, Inc.                         6,202,950         6,508,125         0.1
Investment Trusts    1,850,000    RFS Hotel Investors, Inc. (b)                          27,921,299        28,906,250         0.3
                       406,000    South West Properties Trust                             5,523,927         5,633,250         0.1
                     1,350,000    Walden Residential Properties, Inc. (b)                24,943,513        28,518,750         0.3
                                                                                     --------------    --------------       ------
                                                                                         64,591,689        69,566,375         0.8

Retail Trade           800,000    Melville Corporation                                   31,758,177        35,300,000         0.4
                     2,400,000    Wal-Mart Stores, Inc.                                  58,675,739        63,300,000         0.7
                                                                                     --------------    --------------       ------
                                                                                         90,433,916        98,600,000         1.1

Services             3,100,000    PHH Corp. (b)                                          58,499,537        92,225,000         1.0


SCHEDULE OF INVESTMENTS (continued)
                        Shares                                                                                Value     Percent of
Industries               Held                Common Stocks                                 Cost             (Note 1a)   Net Assets
Telecommuni-         1,300,000    Frontier Corporation                               $   38,405,012    $   34,612,500         0.4%
cations              1,900,000    GTE Corp.                                              61,457,068        73,150,000         0.8
                       800,000    Nokia Corp. (ADR)*                                     28,161,352        35,400,000         0.4
                       850,000    Telecomunicacoes Brasileiras S.A.--
                                  Telebras (ADR)*                                        46,585,931        66,725,000         0.7
                       500,000    Telefonica del Peru S.A. (ADR)*                        10,250,000        11,437,500         0.1
                                                                                     --------------    --------------       ------
                                                                                        184,859,363       221,325,000         2.4

Tires & Rubber       3,000,000    The Goodyear Tire & Rubber Co.                        119,321,790       138,375,000         1.5

Utilities--Electric,    74,800    Energen Corp.                                           1,719,912         1,795,200         0.0
Gas & Water          1,050,000    Illinova Corp.                                         22,555,391        27,825,000         0.3
                        75,000    Northwest Natural Gas Co.                               1,625,113         1,725,000         0.0
                       800,000    Pinnacle West Capital Corp.                            16,525,455        23,700,000         0.3
                       160,000    Public Service Company of North Carolina                2,555,808         2,940,000         0.0
                       200,000    Texas Utilities Co.                                     8,053,148         7,925,000         0.1
                     1,400,000    Unicom Corp.                                           32,447,717        35,175,000         0.4
                       240,000    Washington Water Power Co.                              4,030,780         4,530,000         0.0
                                                                                     --------------    --------------       ------
                                                                                         89,513,324       105,615,200         1.1

                                  Total Common Stocks                                 3,578,710,036     4,506,904,574        49.2

                       Face
                      Amount                 Corporate Bonds

Aerospace       US$ 15,000,000    Lockheed Martin Corp., 6.85% due 5/15/2001             14,987,850        14,985,600         0.2

Automobile Parts    20,000,000    Eaton Corp., 6.50% due 6/01/2025                       19,929,200        19,100,600         0.2

Automotive                        Hertz Corp.:
                    25,000,000      6.70% due 6/15/2002                                  24,815,300        24,557,750         0.3
                    13,000,000      6% due 1/15/2003                                     12,891,670        12,290,980         0.1
                                                                                     --------------    --------------       ------
                                                                                         37,706,970        36,848,730         0.4

Banking             20,000,000    Banco Rio de la Plata, 8.75% due 12/15/2003            20,060,800        18,550,000         0.2
                    25,000,000    Bank of Boston Corp., 6.625% due 12/01/2005            23,519,000        23,652,500         0.3
                                  BankAmerica Corp.:
                    15,000,000      6.875% due 6/01/2003                                 14,149,050        14,768,250         0.2
                    30,000,000      6.75% due 9/15/2005                                  29,591,750        28,899,300         0.3
                                  Bankers Trust Company:
                    10,000,000      7.50% due 1/15/2002                                   9,688,700        10,144,600         0.1
                    40,000,000      7.125% due 3/15/2006                                 39,299,350        39,113,600         0.4
                                  The Chase Manhattan Corp.:
                    20,000,000      6.50% due 8/01/2005                                  19,403,800        18,864,000         0.2
                    10,000,000      6.25% due 1/15/2006                                   9,137,000         9,264,600         0.1
                    15,000,000    First Chicago Corp., 6.875% due 6/15/2003              13,963,300        14,779,500         0.2
                     6,000,000    First Hawaiian, Inc., 6.25% due 8/15/2000               5,841,600         5,845,380         0.1
                                  First Security Corp.:
                     5,000,000      5.71% due 2/09/1999                                   5,000,000         4,904,600         0.0
                    20,000,000      7% due 7/15/2005                                     19,803,850        19,403,860         0.2
                    30,000,000    First Union Corp., 6.55% due 10/15/2035                29,953,350        28,634,100         0.3
                    20,000,000    Firstbank Puerto Rico, 7.625% due 12/20/2005           19,451,445        19,507,200         0.2
                    10,000,000    Great Western Financial Corp., 6.375%
                                  due 7/01/2000                                           9,998,800         9,843,600         0.1
                                  Household Bank:
                    10,000,000      6.87% due 5/15/2001                                   9,868,800         9,990,900         0.1
                    20,000,000      6.875% due 3/17/2003                                 19,886,200        19,758,800         0.2
                    10,300,000      6.50% due 7/15/2003                                  10,202,253         9,915,810         0.1

SCHEDULE OF INVESTMENTS (continued)
                        Face                                                                                  Value     Percent of
Industries             Amount                  Corporate Bonds                             Cost             (Note 1a)   Net Assets
Banking                           NationsBank Corp.:
(concluded)     US$ 10,500,000      5.70% due 9/11/2000                              $    9,545,865    $   10,087,350         0.1%
                    40,000,000      5.60% due 2/07/2001                                  40,000,000        38,080,000         0.4
                    10,000,000      6.20% due 8/15/2003                                   9,670,360         9,520,000         0.1
                    25,000,000      6.50% due 8/15/2003                                  22,104,200        24,033,250         0.3
                    25,500,000    PNC Funding Corp., 6.125% due 9/01/2003                24,922,025        23,983,515         0.3
                                  Provident Bank:
                    10,000,000      6.125% due 12/15/2000                                10,071,000         9,713,200         0.1
                    15,000,000      6.375% due 1/15/2004                                 14,709,250        14,180,250         0.2
                                  Union Planters Corp.:
                    20,000,000      6.25% due 11/01/2003                                 18,756,100        18,872,400         0.2
                     7,500,000      6.75% due 11/01/2005                                  7,205,925         7,131,375         0.1
                    20,000,000    Wachovia Corp., 6.605% due 10/01/2025                  20,012,500        19,305,000         0.2
                                                                                     --------------    --------------       ------
                                                                                        485,816,273       480,746,940         5.3

Broadcasting &      30,000,000    News America Holdings, Inc., 7.50% due
Publishing                        3/01/2000                                              29,179,330        30,477,600         0.3

Capital Goods        5,000,000    Giddings & Lewis, Inc., 7.50% due 10/01/2005            5,000,000         4,855,750         0.1

Chemicals           21,000,000    Lyondell Petrochemical Company, 6.50%
                                  due 2/15/2006                                          19,940,920        19,529,160         0.2
                    25,000,000    Union Carbide Corp., 6.79% due 6/01/2025               25,000,000        24,164,750         0.3
                                                                                     --------------    --------------       ------
                                                                                         44,940,920        43,693,910         0.5

Diversified         20,000,000    Grace (W.R.) & Co., 7.40% due 2/01/2000                19,663,100        20,316,400         0.2
Companies                         Tenneco, Inc.:
                    15,000,000      7.875% due 10/01/2002                                14,619,180        15,545,400         0.2
                    10,000,000      6.50% due 12/15/2005                                 10,050,000         9,356,100         0.1
                                                                                     --------------    --------------       ------
                                                                                         44,332,280        45,217,900         0.5

Electronics         16,000,000    Litton Industries, Inc., 6.98% due 3/15/2006           16,000,000        15,643,296         0.2
                                  Philips Electronics N.V.:
                    10,000,000      6.75% due 8/15/2003                                   9,866,300         9,650,000         0.1
                    15,000,000      7.125% due 5/15/2025                                 14,954,200        14,693,100         0.2
                                                                                     --------------    --------------       ------
                                                                                         40,820,500        39,986,396         0.5

Finance                           Chrysler Finance Corp.:
                    10,000,000      5.70% due 1/19/1999                                  10,011,600         9,819,300         0.1
                    30,000,000      6.20% due 12/06/2000                                 30,000,000        29,196,900         0.3
                    35,000,000    Ford Motor Credit Co., 5.75% due 1/25/2001             34,744,400        33,479,600         0.4
                                  General Motors Acceptance Corp.:
                    25,000,000      5.625% due 2/01/1999                                 23,855,545        24,496,750         0.3
                    50,000,000      6.375% due 4/04/2000                                 49,887,500        49,377,000         0.5
                    50,000,000      5.625% due 2/15/2001                                 49,623,200        47,555,000         0.5
                    30,000,000      6.75% due 6/10/2002                                  29,520,300        29,534,700         0.3
                    10,000,000    Greyhound Financial Corp., 6.75% due 3/25/1999          9,694,200        10,019,900         0.1
                    15,000,000    Household Finance Corp., 7.05% due 6/06/2001           15,013,950        15,031,200         0.2
                                  International Lease Finance Corp.:
                    22,500,000      6.05% due 4/30/1999                                  22,368,375        22,235,400         0.2
                    20,000,000      5.62% due 2/01/2000                                  19,876,200        19,347,400         0.2
                    10,000,000    Margaretten Financial Corp., 6.75% due 6/15/2000        9,621,060         9,936,100         0.1
                                  Sears, Roebuck Acceptance Corp.:
                    20,000,000      6.50% due 6/15/2000                                  20,025,000        19,813,800         0.2
                    25,000,000      5.71% due 2/06/2001                                  25,000,000        23,933,750         0.3
                    50,000,000      5.63% due 2/07/2001                                  49,996,500        47,719,000         0.5
                    15,000,000    USL Capital Corp., 5.79% due 1/23/2001                 14,995,800        14,391,750         0.2
                                                                                     --------------    --------------       ------
                                                                                        414,233,630       405,887,550         4.4


SCHEDULE OF INVESTMENTS (continued)
                        Face                                                                                  Value     Percent of
Industries             Amount                  Corporate Bonds                             Cost             (Note 1a)   Net Assets
Financial                         GATX Corp.:
Leasing         US$  7,000,000      6.66% due 3/15/2001                              $    6,997,900    $    6,915,370         0.1%
                    12,000,000      6.27% due 12/05/2001                                 11,823,270        11,589,240         0.1
                    25,000,000      6.69% due 11/30/2005                                 24,984,750        23,884,000         0.3
                                  XTRA Corp.:
                    20,000,000      6.79% due 8/01/2001                                  19,945,800        19,824,000         0.2
                    20,000,000      6.68% due 11/30/2001                                 20,000,000        19,694,400         0.2
                                                                                     --------------    --------------       ------
                                                                                         83,751,720        81,907,010         0.9

Financial           10,000,000    American Express Credit Corp., 6.125%
Services                          due 11/15/2001                                          9,963,300         9,683,400         0.1
                                  Finova Capital Corp.:
                    25,000,000      6.45% due 6/01/2000                                  24,766,550        24,676,000         0.3
                    15,000,000      5.98% due 2/27/2001                                  14,968,950        14,444,550         0.1
                    10,000,000      6.56% due 11/15/2002                                 10,000,000         9,726,100         0.1
                                  McDonnell Douglas Finance Corp.:
                     5,000,000      5.48% due 2/08/1999                                   4,997,600         4,854,200         0.0
                    10,000,000      6.77% due 9/11/2002                                   9,983,500         9,720,100         0.1
                    10,000,000      6.90% due 10/01/2002                                  9,981,400         9,942,000         0.1
                    20,000,000      6.965% due 9/12/2005                                 20,049,200        19,380,400         0.2
                    35,000,000    Morgan Stanley Group, Inc., 5.75% due 2/15/2001        34,968,150        33,486,250         0.4
                    16,000,000    Salomon Inc., 7% due 5/15/1999                         15,965,140        16,036,640         0.2
                                  Smith Barney Shearson Holdings, Inc.:
                    40,000,000      5.875% due 2/01/2001                                 39,179,400        38,504,000         0.4
                    15,000,000      6.50% due 10/15/2002                                 14,690,800        14,536,200         0.2
                                                                                     --------------    --------------       ------
                                                                                        209,513,990       204,989,840         2.2

Food & Tobacco                    Nabisco Inc.:
                    21,000,000      6.70% due 6/15/2002                                  20,830,000        20,513,640         0.2
                    20,000,000      6.85% due 6/15/2005                                  20,000,000        19,158,600         0.2
                                                                                     --------------    --------------       ------
                                                                                         40,830,000        39,672,240         0.4

Foreign         NZ$ 42,000,000    New Zealand Government Bond, 8%
Government                        due 2/15/2001                                          27,158,207        29,245,332         0.3
Obligations     US$  5,000,000++++Province of Buenos Aires, 11.50% due 10/19/1998         5,000,000         5,187,500         0.1
                                  Republic of Argentina:
                    61,000,000      9.25% due 2/23/2001                                  60,223,900        59,932,500         0.7
                    55,000,000      8.375% due 12/20/2003                                40,435,000        49,293,750         0.5
                    73,500,000      6.625% due 3/31/2005                                 49,217,438        61,556,250         0.7
                     4,500,000    Republic of Colombia, 7.25% due 2/23/2004               4,145,000         4,173,750         0.0
                                                                                     --------------    --------------       ------
                                                                                        186,179,545       209,389,082         2.3

Forest Products     20,400,000    Champion International Corp., 6.40%
                                  due 2/15/2026                                          20,238,456        19,062,780         0.2

Hospital                          Columbia/HCA Healthcare Corp.:
                    20,000,000      6.125% due 12/15/2000                                18,456,800        19,375,000         0.2
                     5,000,000      6.91% due 6/15/2005                                   4,979,850         4,891,850         0.0
                    17,500,000      6.63% due 7/15/2045                                  17,149,625        17,358,075         0.2
                    15,000,000    Tenet Healthcare Corp., 8.625% due 12/01/2003          15,217,630        15,618,750         0.2
                                                                                     --------------    --------------       ------
                                                                                         55,803,905        57,243,675         0.6



SCHEDULE OF INVESTMENTS (continued)
                        Face                                                                                  Value     Percent of
Industries             Amount                  Corporate Bonds                             Cost             (Note 1a)   Net Assets
Industrial      US$  9,775,000    Crane Co., 7.25% due 6/15/1999                     $    9,619,840    $    9,811,852         0.1%
                    12,750,000    Diamond Shamrock, Inc., 7.65% due 7/01/2026            12,741,188        12,970,447         0.1
                     7,800,000    Interface, Inc., 9.50% due 11/15/2005                   7,552,000         7,741,500         0.1
                    50,000,000    Williams Holdings of Delaware, Inc., 6.25%
                                  due 2/01/2006                                          49,739,500        46,058,000         0.5
                                                                                     --------------    --------------       ------
                                                                                         79,652,528        76,581,799         0.8

Insurance           15,125,000    Integon Corp., 8% due 8/15/1999                        15,225,519        15,107,909         0.2
                    10,000,000    NAC Re Corp., 8% due 6/15/1999                         10,189,300        10,280,000         0.1
                    20,000,000    Travelers Inc., 6.875% due 6/01/2025                   20,037,200        19,665,600         0.2
                                                                                     --------------    --------------       ------
                                                                                         45,452,019        45,053,509         0.5

Machinery           20,000,000    Black & Decker Corp., 6.625% due 11/15/2000            19,217,900        19,780,600         0.2
                    20,000,000    FMC Corp., 6.375% due 9/01/2003                        18,940,800        19,005,800         0.2
                    22,500,000    Harris Corp., 6.375% due 8/15/2002                     22,461,850        21,708,000         0.3
                                                                                     --------------    --------------       ------
                                                                                         60,620,550        60,494,400         0.7

Manufactured         3,000,000    Oakwood Homes Corp., 9.125% due 6/01/2007               3,000,000         3,003,750         0.0
Housing

Natural Gas         30,000,000    Coastal Corp., 8.125% due 9/15/2002                    30,417,815        31,250,100         0.3
Suppliers           15,000,000    ENSERCH Corporation, 7.125% due 6/15/2005              15,095,150        14,656,800         0.2
                                                                                     --------------    --------------       ------
                                                                                         45,512,965        45,906,900         0.5

Oil--Integrated                   Occidental Petroleum Corp.:
                    14,475,000      5.90% due 11/09/1998                                 14,325,908        14,271,916         0.1
                    18,375,000      6.24% due 11/24/2000                                 18,135,306        17,925,180         0.2
                                  Oryx Energy Co.:
                     5,500,000      8% due 10/15/2003                                     5,380,610         5,482,785         0.1
                    15,000,000      8.375% due 7/15/2004                                 15,024,550        15,066,540         0.2
                                  Union Texas Petroleum Holdings, Inc.:
                    10,000,000      6.70% due 11/18/2002                                 10,000,000         9,725,800         0.1
                    20,000,000      6.81% due 12/05/2007                                 20,000,000        19,018,800         0.2
                                  Unocal Corporation:
                    10,000,000      6.11% due 2/17/2004                                  10,000,000         9,329,200         0.1
                    40,000,000      6.23% due 2/15/2005                                  40,000,000        37,136,400         0.4
                    30,000,000    YPF S.A., 8% due 2/15/2004                             26,252,500        28,125,000         0.3
                                                                                     --------------    --------------       ------
                                                                                        159,118,874       156,081,621         1.7

Oil--Related                      Tosco Corporation:
                    20,000,000      7% due 7/15/2000                                     19,894,250        19,833,000         0.2
                    20,000,000      7.625% due 5/15/2006                                 19,978,400        19,957,000         0.2
                                                                                     --------------    --------------       ------
                                                                                         39,872,650        39,790,000         0.4

Real Estate          2,000,000    Franchise Finance Corp. of America,
Investment                        7% due 11/30/2000                                       1,965,740         1,948,000         0.0
Trusts               5,000,000    Meditrust, 7.82% due 9/10/2026                          5,060,400         5,078,950         0.1
                                                                                     --------------    --------------       ------
                                                                                          7,026,140         7,026,950         0.1

Services            20,000,000    ADT Operations, 8.25% due 8/01/2000                    20,158,313        20,525,000         0.2

Steel               20,000,000    USX Corp., 6.375% due 7/15/1998                        19,894,000        19,828,600         0.2

Telecommuni-        10,000,000    Pacific Telecom, Inc., 6.625% due 10/20/2005           10,000,000         9,501,200         0.1
cations

SCHEDULE OF INVESTMENTS (continued)
                        Face                                                                                  Value     Percent of
Industries             Amount                  Corporate Bonds                             Cost             (Note 1a)   Net Assets
Transportation  US$ 11,000,000    Burlington Northern Santa Fe, 7.29%
                                  due 6/01/2036                                      $   10,874,710    $   11,019,800         0.1%
                    10,000,000    General American Transportation Corp., 6.44%
                                  due 11/13/2001                                         10,000,000         9,735,100         0.1
                                                                                     --------------    --------------       ------
                                                                                         20,874,710        20,754,900         0.2

Travel & Lodging                  Royal Caribbean Cruises Ltd.:
                    10,000,000      7.125% due 9/18/2002                                  9,900,050         9,883,500         0.1
                     8,000,000      7.25% due 8/15/2006                                   7,866,915         7,836,640         0.1
                                                                                     --------------    --------------       ------
                                                                                         17,766,965        17,720,140         0.2

Utilities--         30,000,000    Enron Corp., 6.75% due 7/01/2005                       28,878,400        28,933,200         0.3
Electric,            5,000,000    Long Island Lighting Co., 7.625% due 4/15/1998          4,986,210         5,007,650         0.1
Gas & Water         20,000,000    PECO Energy Co., 5.625% due 11/01/2001                 18,908,800        18,834,400         0.2
                                  United Illuminating Co.:
                     5,000,000      7.375% due 1/15/1998                                  5,003,125         5,032,050         0.1
                     5,000,000      6.20% due 1/15/1999                                   4,693,050         4,891,000         0.0
                                                                                     --------------    --------------       ------
                                                                                         62,469,585        62,698,300         0.7

                                  Total Corporate Bonds                               2,324,683,868     2,319,032,672        25.3


                                             Collateralized Mortgage Obligations

                                  Federal Home Loan Mortgage Corp.:
                    20,000,000      5.80% due 4/15/2006                                  18,615,625        19,512,400         0.2
                     5,000,000      7% due 8/15/2008                                      4,762,500         4,821,850         0.1
                    13,000,000      6% due 2/15/2011                                     12,020,938        11,683,750         0.1
                                  Federal National Mortgage Association:
                    13,400,000      7% due 7/25/2006                                     13,236,688        13,039,808         0.1
                    12,000,000      6.50% due 1/25/2008                                  11,608,125        11,478,720         0.1
                     5,010,000      6.50% due 4/25/2008                                   4,653,038         4,678,870         0.1

                                  Total Collateralized Mortgage Obligations              64,896,914        65,215,398         0.7



                                            US Government Obligations

                                  US Treasury Notes:
                    95,000,000      5.75% due 10/31/2000                                 96,074,219        92,714,300         1.0
                   580,000,000      5.75% due 8/15/2003                                 563,347,188       553,267,800         6.0
                   650,000,000      5.875% due 2/15/2004                                644,252,344       621,868,000         6.8
                    25,000,000      6.50% due 5/15/2005                                  24,800,781        24,711,000         0.3
                    30,000,000      6.50% due 8/15/2005                                  29,900,594        29,615,700         0.3
                   495,000,000      5.875% due 11/15/2005                               492,156,119       467,621,550         5.1
                    30,000,000      7.25% due 5/15/2016                                  30,001,562        30,651,600         0.4
                   125,000,000      6.25% due 8/15/2023                                 112,284,375       112,948,750         1.2

                                  Total US Government Obligations                     1,992,817,182     1,933,398,700        21.1


SCHEDULE OF INVESTMENTS (concluded)
                       Face                                                                                   Value     Percent of
                      Amount                Short-Term Investments                         Cost             (Note 1a)   Net Assets
Commercial      US$ 26,000,000    Alpine Securitization Co., 5.40% due 11/07/1996    $   25,855,700    $   25,855,700         0.3%
Paper**             40,600,000    CSW Credit, Inc., 5.31% due 10/10/1996                 40,546,104        40,546,104         0.4
                    29,500,000    Caterpillar, Inc., 5.33% due 10/16/1996                29,434,485        29,434,485         0.3
                    40,000,000    Corporate Receivables Corp., 5.30%
                                  due 10/07/1996                                         39,964,667        39,964,667         0.4
                    41,766,000    General Electric Capital Corp., 5.80%
                                  due 10/01/1996                                         41,766,000        41,766,000         0.5
                    45,000,000    Goldman Sachs Group L.P., 5.30% due 10/04/1996         44,980,125        44,980,125         0.5
                    25,013,000    International Securitization Corp., 5.51%
                                  due 10/25/1996                                         24,921,119        24,921,119         0.3
                    20,000,000    Monsanto Company, 5.30% due 10/03/1996                 19,994,111        19,994,111         0.2
                    25,000,000    National Fleet Funding Corp., 5.32%
                                  due 10/01/1996                                         25,000,000        25,000,000         0.3
                                                                                     --------------    --------------       ------
                                                                                        292,462,311       292,462,311         3.2

Commercial     Czk 100,000,000    International Bank for Reconstruction &
Paper--                           Development, 11.50% due 10/09/1997                      3,715,590         3,715,314         0.0
Foreign**

                                  Total Short-Term Investments                          296,177,901       296,177,625         3.2

Total Investments                                                                    $8,257,285,901     9,120,728,969        99.5%
                                                                                     ==============
Other Assets Less Liabilities                                                                              49,458,692         0.5
                                                                                                       --------------       ------
Net Assets                                                                                             $9,170,187,661       100.0%
                                                                                                       ==============       ======


   *American Depositary Receipts (ADR).
  **Commercial Paper and Commercial Paper--Foreign are traded on a discount basis; the interest rate shown is the discount rate at the time of purchase by the Fund.
  ++Non-income producing security.
++++Restricted security as to resale. The value of the Fund's investments in restricted securities was approximately
    $5,188,000, representing 0.06% of net assets.


                             Acquisition                            Value
Issue                            Date               Cost          (Note 1a)

Province of Buenos Aires,
  11.50% due 10/19/1998       10/19/1995        $5,000,000       $5,187,500

Total                                           $5,000,000       $5,187,500
                                                ==========       ==========

(a)Formerly Glaxo Holdings PLC (ADR).
(b)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of
   1940) are as follows:



                                          Net Share        Net         Dividend
   Industry           Affiliate           Activity         Cost         Income

   Diversified
     Companies     Worldtex Inc.          (240,000)   $ (1,017,395)       +++
   Insurance       Fremont General
                     Corp.                 342,000       8,261,827   $  750,225
   Iron & Steel    Birmingham Steel
                     Corp.               1,108,000      17,678,280      178,180
   Iron & Steel    Cleveland-Cliffs,
                     Inc.                     --              --        555,100
   Real Estate     RFS Hotel
     Investment      Investors, Inc.        96,000       1,450,250    1,257,260
     Trusts
   Real Estate     Walden Residential
     Investment      Properties, Inc.       80,000       1,645,737    1,218,300
     Trusts
   Services        PHH Corp.             1,430,000      (4,038,216)   1,175,800


 +++Non-income producing security.
 (c)Formerly Chemical Banking Corp.
 (d)Shares of Philips Electronics N.V. (ADR) were converted into shares of Philips Electronics N.V. (NY Registered Shares).





See Notes to Financial Statements.

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of September 30, 1996
Assets:                 Investments, at value (identified cost--$8,257,285,901) (Note 1a)                           $9,120,728,969
                        Cash                                                                                             3,870,210
                        Receivables:
                          Interest                                                                $   64,498,579
                          Securities sold                                                             47,742,833
                          Dividends                                                                   11,893,841
                          Capital shares sold                                                         10,482,084       134,617,337
                                                                                                  --------------
                        Prepaid registration fees and other assets (Note 1f)                                               178,665
                                                                                                                    --------------
                        Total assets                                                                                 9,259,395,181
                                                                                                                    --------------

Liabilities:            Payables:
                          Securities purchased                                                        44,667,776
                          Capital shares redeemed                                                     34,437,816
                          Distributor (Note 2)                                                         4,606,095
                          Investment adviser (Note 2)                                                  3,114,156        86,825,843
                                                                                                  --------------
                        Accrued expenses and other liabilities                                                           2,381,677
                                                                                                                    --------------
                        Total liabilities                                                                               89,207,520
                                                                                                                    --------------

Net Assets:             Net assets                                                                                  $9,170,187,661
                                                                                                                    ==============

Net Assets              Class A Shares of Common Stock, $0.10 par value, 400,000,000 shares
Consist of:             authorized                                                                                  $   10,627,234
                        Class B Shares of Common Stock, $0.10 par value, 400,000,000 shares
                        authorized                                                                                      16,775,171
                        Class C Shares of Common Stock, $0.10 par value, 200,000,000 shares
                        authorized                                                                                       1,041,282
                        Class D Shares of Common Stock, $0.10 par value, 200,000,000 shares
                        authorized                                                                                       1,985,662
                        Paid-in capital in excess of par                                                             8,013,649,856
                        Undistributed investment income--net                                                            83,363,504
                        Undistributed realized capital gains on investments and foreign
                        currency transactions--net                                                                     179,279,481
                        Unrealized appreciation on investments and foreign currency
                        transactions--net                                                                              863,465,471
                                                                                                                    --------------
                        Net assets                                                                                  $9,170,187,661
                                                                                                                    ==============

Net Asset Value:        Class A--Based on net assets of $3,242,809,794 and 106,272,336 shares
                                 outstanding                                                                        $        30.51
                                                                                                                    ==============
                        Class B--Based on net assets of $5,013,839,239 and 167,751,713 shares
                                 outstanding                                                                        $        29.89
                                                                                                                    ==============
                        Class C--Based on net assets of $308,563,298 and 10,412,821 shares
                                 outstanding                                                                        $        29.63
                                                                                                                    ==============
                        Class D--Based on net assets of $604,975,330 and 19,856,624 shares
                                 outstanding                                                                        $        30.47
                                                                                                                    ==============



                        See Notes to Financial Statements.




FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended September 30, 1996
Investment              Interest and discount earned                                                                $  156,608,542
Income                  Dividends (net of $2,473,310 foreign withholding tax)                                           63,505,294
(Notes 1d & 1e):        Other                                                                                              184,305
                                                                                                                    --------------
                        Total income                                                                                   220,298,141
                                                                                                                    --------------

Expenses:               Account maintenance and distribution fees--Class B (Note 2)               $   25,312,006
                        Investment advisory fees (Note 2)                                             18,493,708
                        Transfer agent fees--Class B (Note 2)                                          3,595,011
                        Transfer agent fees--Class A (Note 2)                                          1,962,248
                        Account maintenance and distribution fees--Class C (Note 2)                    1,461,119
                        Account maintenance fees--Class D (Note 2)                                       726,275
                        Custodian fees                                                                   387,389
                        Transfer agent fees--Class D (Note 2)                                            353,195
                        Printing and shareholder reports                                                 349,566
                        Registration fees (Note 1f)                                                      327,824
                        Transfer agent fees--Class C (Note 2)                                            223,006
                        Professional fees                                                                 61,855
                        Directors' fees and expenses                                                      20,426
                        Pricing fees                                                                       5,628
                        Other                                                                             58,929
                                                                                                  --------------
                        Total expenses                                                                                  53,338,185
                                                                                                                    --------------
                        Investment income--net                                                                         166,959,956
                                                                                                                    --------------

Realized &              Realized gain (loss) from:
Unrealized Gain           Investments--net                                                           183,510,654
(Loss) on                 Foreign currency transactions--net                                             (64,818)      183,445,836
Investments &                                                                                     --------------
Foreign Currency        Change in unrealized appreciation/depreciation on:
Transactions--Net         Investments--net                                                            29,264,115
(Notes 1b, 1c,            Foreign currency transactions--net                                              28,656        29,292,771
1e & 3):                                                                                          --------------    --------------
                        Net realized and unrealized gain on investments and foreign
                        currency transactions                                                                          212,738,607
                                                                                                                    --------------
                        Net Increase in Net Assets Resulting from Operations                                        $  379,698,563
                                                                                                                    ==============


                        See Notes to Financial Statements.




FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                                      For the           For the
                                                                                                     Six Months          Year
                                                                                                       Ended             Ended
                                                                                                    September 30,       March 31,
Increase (Decrease) in Net Assets:                                                                      1996              1996
Operations:             Investment income--net                                                     $  166,959,956   $  271,962,871
                        Realized gain on investments and foreign currency transactions--net           183,445,836      843,050,533
                        Change in unrealized appreciation/depreciation on investments and
                        foreign currency transactions--net                                             29,292,771      481,215,982
                                                                                                   --------------   --------------
                        Net increase in net assets resulting from operations                          379,698,563    1,596,229,386
                                                                                                   --------------   --------------

Dividends &             Investment income--net:
Distributions to          Class A                                                                     (63,102,692)    (107,615,888)
Shareholders              Class B                                                                     (76,610,755)    (124,808,348)
(Note 1g):                Class C                                                                      (4,719,836)      (4,109,418)
                          Class D                                                                     (11,025,808)     (12,210,426)
                        Realized gain on investments--net:
                          Class A                                                                    (115,848,116)    (215,994,688)
                          Class B                                                                    (186,338,551)    (336,099,182)
                          Class C                                                                     (10,985,541)     (11,431,655)
                          Class D                                                                     (21,409,667)     (27,764,995)
                                                                                                   --------------   --------------
                        Net decrease in net assets resulting from dividends and distributions
                        to shareholders                                                              (490,040,966)    (840,034,600)
                                                                                                   --------------   --------------

Capital Share           Net increase in net assets derived from capital share transactions            248,537,770    1,885,677,575
Transactions                                                                                       --------------   --------------
(Note 4):

Net Assets:             Total increase in net assets                                                  138,195,367    2,641,872,361
                        Beginning of period                                                         9,031,992,294    6,390,119,933
                                                                                                   --------------   --------------
                        End of period*                                                             $9,170,187,661   $9,031,992,294
                                                                                                   ==============   ==============

                       *Undistributed investment income--net                                       $   83,363,504   $   71,862,639
                                                                                                   ==============   ==============


                        See Notes to Financial Statements.




FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                                Class A

                                                                   For the Six
The following per share data and ratios have been derived            Months
from information provided in the financial statements.                Ended
                                                                    Sept. 30,              For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                             1996++++       1996         1995         1994         1993
Per Share               Net asset value, beginning of period       $    30.90   $    27.74   $    27.46   $    27.89   $    26.90
Operating                                                          ----------   ----------   ----------   ----------   ----------
Performance:            Investment income--net                            .66         1.21         1.01          .97          .87
                        Realized and unrealized gain on investments
                        and foreign currency transactions--net            .70         5.41         1.77          .50         1.99
                                                                   ----------   ----------   ----------   ----------   ----------
                        Total from investment operations                 1.36         6.62         2.78         1.47         2.86
                                                                   ----------   ----------   ----------   ----------   ----------
                        Less dividends and distributions:
                          Investment income--net                         (.62)       (1.16)        (.94)        (.95)        (.87)
                          Realized gain on investments--net             (1.13)       (2.30)       (1.56)        (.95)       (1.00)
                                                                   ----------   ----------   ----------   ----------   ----------
                        Total dividends and distributions               (1.75)       (3.46)       (2.50)       (1.90)       (1.87)
                                                                   ----------   ----------   ----------   ----------   ----------
                        Net asset value, end of period             $    30.51   $    30.90   $    27.74   $    27.46   $    27.89
                                                                   ==========   ==========   ==========   ==========   ==========

Total Investment        Based on net asset value per share              4.57%+++    24.50%       10.95%        5.39%       11.33%
Return:**                                                          ==========   ==========   ==========   ==========   ==========

Ratios to               Expenses                                         .55%*        .56%         .57%         .53%         .55%
Average                                                            ==========   ==========   ==========   ==========   ==========
Net Assets:             Investment income--net                          4.26%*       4.09%        3.81%        3.52%        3.56%
                                                                   ==========   ==========   ==========   ==========   ==========

Supplemental            Net assets, end of period (in thousands)   $3,242,810   $3,225,758   $2,507,767   $2,237,492   $2,056,023
Data:                                                              ==========   ==========   ==========   ==========   ==========
                        Portfolio turnover                                22%          84%          89%          86%          55%
                                                                   ==========   ==========   ==========   ==========   ==========
                        Average commission rate paid++             $    .0488   $    .0382           --           --           --
                                                                   ==========   ==========   ==========   ==========   ==========

                       *Annualized.
                      **Total investment returns exclude the effects of sales loads.
                      ++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission
                        Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may
                        materially affect the rate shown.
                    ++++Based on average shares outstanding during the period.
                     +++Aggregate total investment return.

                        See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                                Class B

                                                                   For the Six
The following per share data and ratios have been derived            Months
from information provided in the financial statements.                Ended
                                                                    Sept. 30,              For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                             1996++++       1996         1995         1994         1993
Per Share               Net asset value, beginning of period       $    30.30   $    27.28   $    27.04   $    27.49   $    26.58
Operating                                                          ----------   ----------   ----------   ----------   ----------
Performance:            Investment income--net                            .48          .90          .74          .70          .65
                        Realized and unrealized gain on investments
                        and foreign currency transactions--net            .71         5.29         1.72          .48         1.89
                                                                   ----------   ----------   ----------   ----------   ----------
                        Total from investment operations                 1.19         6.19         2.46         1.18         2.54
                                                                   ----------   ----------   ----------   ----------   ----------
                        Less dividends and distributions:
                          Investment income--net                         (.47)        (.87)        (.66)        (.68)        (.63)
                          Realized gain on investments--net             (1.13)       (2.30)       (1.56)        (.95)       (1.00)
                                                                   ----------   ----------   ----------   ----------   ----------
                        Total dividends and distributions               (1.60)       (3.17)       (2.22)       (1.63)       (1.63)
                                                                   ----------   ----------   ----------   ----------   ----------
                        Net asset value, end of period             $    29.89   $    30.30   $    27.28   $    27.04   $    27.49
                                                                   ==========   ==========   ==========   ==========   ==========

Total Investment        Based on net asset value per share              4.07%+++    23.22%        9.81%        4.36%       10.16%
Return:**                                                          ==========   ==========   ==========   ==========   ==========

Ratios to               Expenses                                        1.57%*       1.58%        1.59%        1.55%        1.56%
Average                                                            ==========   ==========   ==========   ==========   ==========
Net Assets:             Investment income--net                          3.19%*       3.07%        2.79%        2.50%        2.53%
                                                                   ==========   ==========   ==========   ==========   ==========

Supplemental            Net assets, end of period (in thousands)   $5,013,839   $5,025,504   $3,664,250   $3,079,332   $2,694,774
Data:                                                              ==========   ==========   ==========   ==========   ==========
                        Portfolio turnover                                22%          84%          89%          86%          55%
                                                                   ==========   ==========   ==========   ==========   ==========
                        Average commission rate paid++             $    .0488   $    .0382           --           --           --
                                                                   ==========   ==========   ==========   ==========   ==========

                       *Annualized.
                      **Total investment returns exclude the effects of sales loads.
                      ++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                        Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown.
                    ++++Based on average shares outstanding during the period.
                     +++Aggregate total investment return.

                        See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                       Class C                               Class D
                                                          For the                  For the      For the                  For the
                                                            Six        For the      Period        Six        For the      Period
The following per share data and ratios have been derived  Months       Year       Oct. 21,      Months       Year       Oct. 21,
from information provided in the financial statements.     Ended        Ended      1994++++      Ended        Ended     1994++++ to
                                                         Sept. 30,    March 31,   March 31,    Sept. 30,    March 31,   March 31,
Increase (Decrease) in Net Asset Value:                 1996++++++      1996        1995      1996++++++      1996        1995
Per Share          Net asset value, beginning of period   $  30.08    $  27.17    $  26.81     $  30.86     $  27.72    $  27.27
Operating                                                 --------    --------    --------     --------     --------    --------
Performance:       Investment income--net                      .53         .92         .49          .65         1.16         .48
                   Realized and unrealized gain on
                   investments and foreign currency
                   transactions--net                           .64        5.24        1.03          .67         5.38        1.15
                                                          --------    --------    --------     --------     --------    --------
                   Total from investment operations           1.17        6.16        1.52         1.32         6.54        1.63
                                                          --------    --------    --------     --------     --------    --------
                   Less dividends and distributions:
                     Investment income--net                   (.49)       (.95)       (.43)        (.58)       (1.10)       (.45)
                     Realized gain on investments--net       (1.13)      (2.30)       (.73)       (1.13)       (2.30)       (.73)
                                                          --------    --------    --------     --------     --------    --------
                   Total dividends and distributions         (1.62)      (3.25)      (1.16)       (1.71)       (3.40)      (1.18)
                                                          --------    --------    --------     --------     --------    --------
                   Net asset value, end of period         $  29.63    $  30.08    $  27.17     $  30.47     $  30.86    $  27.72
                                                          ========    ========    ========     ========     ========    ========

Total Investment   Based on net asset value per share        4.04%+++   23.25%       6.07%+++     4.46%+++    24.21%       6.42%+++
Return:**                                                 ========    ========    ========     ========     ========    ========

Ratios to Average  Expenses                                  1.58%*      1.59%       1.64%*        .80%*        .81%        .87%*
Net Assets:                                               ========    ========    ========     ========     ========    ========
                   Investment income--net                    3.49%*      3.08%       3.22%*       4.20%*       3.84%       3.94%*
                                                          ========    ========    ========     ========     ========    ========

Supplemental       Net assets, end of period              $308,563    $259,131    $ 46,902     $604,976     $521,599    $171,201
Data:              (in thousands)                         ========    ========    ========     ========     ========    ========
                   Portfolio turnover                          22%         84%         89%          22%          84%         89%
                                                          ========    ========    ========     ========     ========    ========
                   Average commission rate paid++         $  .0488    $  .0382          --     $  .0488     $  .0382          --
                                                          ========    ========    ========     ========     ========    ========

                  *Annualized.
                 **Total investment returns exclude the effect of sales loads. ++For fiscal years beginning on or after September 1, 1995, the
                   Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The
                  "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown.
               ++++Commencement of Operations.
             ++++++Based on average shares outstanding during the period.
                +++Aggregate total investment return.

                   See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Capital Fund, Inc. (the "Fund") is regis-tered under the Investment Company Act of 1940 as a diversified, open-end management investment company.
These unaudited financial statements reflect all adjust-ments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM
System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liqui-dation and other rights and the same terms and con-ditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account main-tenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account mainte-nance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representa-tive market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's
Board of Directors.

(b) Derivative financial instruments--The Fund may en-gage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options and enter into closing purchase transactions with respect to such options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability.
The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires
(or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income pro-ducing investments.

(c) Foreign currency transactions--Transactions denomi-nated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unreal-ized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax pro-vision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--
Security transactions are recorded on the dates the transactions are entered into (the trade dates).
Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recog-nized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory
Agreement with Merrill Lynch Asset Management, L.P.
("MLAM''). The general partner of MLAM is Princeton
Services, Inc. ("PSI"), an indirect wholly-owned sub-sidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with
Merrill Lynch Funds Distributor, Inc. ("MLFD" or
"Distributor"), a wholly-owned subsidiary of Merrill
Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facili-ties, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding
$250 million; 0.45% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.40% of average daily net assets in excess of $400 million.

Pursuant to the distribution plans (the "Distribution
Plans") adopted by the Fund in accordance with Rule
12b-1 under the Investment Company Act of 1940, the
Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                Account        Distribution
                            Maintenance Fee        Fee

Class B                          0.25%            0.75%
Class C                          0.25%            0.75%
Class D                          0.25%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account mainten-ance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 1996, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             MLFD               MLPF&S

Class A                    $24,270            $  339,314
Class D                    $87,123            $1,243,243


For the six months ended September 30, 1996, MLPF&S received contingent deferred sales charges of $2,865,924 and $96,196 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $986 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $267,420 in commissions on the execution of portfolio security transactions for the six months ended September 30, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended September 30, 1996, Merrill Lynch Security Pricing Service, an affiliate of
MLPF&S, received $3,374 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS,
MLFD, and/or ML & Co.


NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 1996 were $1,935,137,537 and $1,959,261,113, respectively.

Net realized and unrealized gains (losses) as of September 30, 1996 were as follows:

                               Realized         Unrealized
                            Gains (Losses)        Gains

Long-term investments        $183,356,236      $863,443,068
Short-term investments             32,250                --
Paydowns                          122,168                --
Foreign currency transactions     (64,818)           22,403
                             ------------      ------------
Total                        $183,445,836      $863,465,471
                             ============      ============


As of September 30, 1996, net unrealized appreciation for Federal income tax purposes aggregated $863,443,068, of which $1,030,343,688 related to appreciated securi-ties and $166,900,620 related to depreciated securities.
At September 30, 1996, the aggregate cost of invest-ments for Federal income tax purposes was $8,257,285,901.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $248,537,770 and $1,885,677,575 for the six months ended September 30, 1996 and for the year ended March 31, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Six                             Dollar
Months Ended September 30, 1996         Shares         Amount

Shares sold                         10,486,452    $  315,584,268
Shares issued to shareholders
in reinvestment of dividends
& distributions                      3,379,846       100,246,233
                                  ------------    --------------
Total issued                        13,866,298       415,830,501
Shares redeemed                    (11,995,248)     (363,983,852)
                                  ------------    --------------
Net increase                         1,871,050    $   51,846,649
                                  ============    ==============


Class A Shares for the Year                            Dollar
Ended March 31, 1996                    Shares         Amount

Shares sold                         19,027,848    $  584,244,547
Shares issued to shareholders
in reinvestment of dividends
& distributions                      9,847,092       289,450,802
                                  ------------    --------------
Total issued                        28,874,940       873,695,349
Shares redeemed                    (14,880,078)     (451,792,754)
                                  ------------    --------------
Net increase                        13,994,862    $  421,902,595
                                  ============    ==============


Class B Shares for the Six                             Dollar
Months Ended September 30, 1996         Shares         Amount

Shares sold                         18,526,947    $  549,832,492
Shares issued to shareholders
in reinvestment of dividends
& distributions                      4,658,122       135,644,515
                                  ------------    --------------
Total issued                        23,185,069       685,477,007
Shares redeemed                    (21,035,387)     (624,804,183)
Automatic conversion
of shares                             (238,386)       (7,007,350)
                                  ------------    --------------
Net increase                         1,911,296    $   53,665,474
                                  ============    ==============


Class B Shares for the Year                            Dollar
Ended March 31, 1996                    Shares         Amount

Shares sold                         45,146,025    $1,369,296,478
Shares issued to shareholders
in reinvestment of dividends
& distributions                     13,896,514       386,369,306
                                  ------------    --------------
Total issued                        59,042,539     1,755,665,784
Shares redeemed                    (25,082,439)     (748,567,202)
Automatic conversion
of shares                           (2,447,861)      (71,651,206)
                                  ------------    --------------
Net increase                        31,512,239    $  935,447,376
                                  ============    ==============


Class C Shares for the Six                             Dollar
Months Ended September 30, 1996         Shares         Amount

Shares sold                          2,992,059    $   88,491,974
Shares issued to shareholders
in reinvestment of dividends
& distributions                        282,706         8,164,542
                                  ------------    --------------
Total issued                         3,274,765        96,656,516
Shares redeemed                     (1,476,796)      (43,475,691)
                                  ------------    --------------
Net increase                         1,797,969    $   53,180,825
                                  ============    ==============


Class C Shares for the Year                            Dollar
Ended March 31, 1996                    Shares         Amount

Shares sold                          7,451,321    $  221,649,300
Shares issued to shareholders
in reinvestment of dividends
& distributions                        474,830        13,924,668
                                  ------------    --------------
Total issued                         7,926,151       235,573,968
Shares redeemed                     (1,037,499)      (31,045,232)
                                  ------------    --------------
Net increase                         6,888,652    $  204,528,736
                                  ============    ==============


Class D Shares for the Six                             Dollar
Months Ended September 30, 1996         Shares         Amount

Shares sold                          5,077,167    $  154,561,942
Automatic conversion
of shares                              233,976         7,007,350
Shares issued to shareholders
in reinvestment of dividends
& distributions                        584,357        17,314,493
                                  ------------    --------------
Total issued                         5,895,500       178,883,785
Shares redeemed                     (2,942,590)      (89,038,963)
                                  ------------    --------------
Net increase                         2,952,910    $   89,844,822
                                  ============    ==============

Class D Shares for the Year                            Dollar
Ended March 31, 1996                    Shares         Amount

Shares sold                         10,198,663    $  303,203,877
Automatic conversion
of shares                            2,406,945        71,651,206
Shares issued to shareholders
in reinvestment of dividends
& distributions                      1,173,178        35,170,384
                                  ------------    --------------
Total issued                        13,778,786       410,025,467
Shares redeemed                     (3,050,741)      (86,226,599)
                                  ------------    --------------
Net increase                        10,728,045    $  323,798,868
                                  ============    ==============


5. Commitments:
At September 30, 1996, the Fund had entered into forward exchange contracts under which it had agreed to buy and sell various foreign currencies with a value of $3,759,000 and $296,000, respectively.



PORTFOLIO INFORMATION

As of September 30, 1996

Ten Largest Common                               Percent of
Stock Holdings                                   Net Assets

YPF S.A. (ADR)                                      2.3%
Williams Companies, Inc.                            2.1
The Goodyear Tire & Rubber Co.                      1.5
United Technologies Corp.                           1.3
Columbia/HCA Healthcare Corp.                       1.3
Travelers Inc.                                      1.3
Glaxo Wellcome PLC (ADR)                            1.2
Allstate Corporation                                1.2
Nestle S.A.                                         1.2
Imperial Chemical Industries PLC (ADR)              1.1

Ten Largest                                      Percent of
Industries                                       Net Assets*

Banking                                             7.6%
Insurance                                           7.1
Oil--Integrated                                     6.6
Finance                                             4.4
Natural Gas Suppliers                               3.8
Diversified Companies                               3.7
Financial Services                                  3.6
Pharmaceuticals                                     3.0
Chemicals                                           2.8
Telecommunications                                  2.5

[FN]
*Based on total holdings in common stocks and bonds.


Common Stock Portfolio Changes
For the Quarter Ended September 30, 1996

Additions

Avnet, Inc.
Belden Inc.
Harrah's Entertainment, Inc.
Kansas City Southern
  Industries, Inc.
Masco Corporation
Sandoz AG
Telefonica del Peru S.A. (ADR)
Transamerica Corporation

Deletions

Aquarion Co.
Armor All Products Corp.
BELCO Oil & Gas Corporation
Banco Bilboa Vizcaya (ADR)
BankAmerica Corp.
Central Hudson Gas & Electric
  Corp.
Danaher Corporation
Entergy Corp.
First Colony Holding Corp.
Integon Corp.
KLM Royal Dutch Airlines N.V.
Montana Power Co.
NUI Corporation
Oriole Homes Corp.
Rollins, Inc.
USLIFE Corporation
United Water Resources, Inc.
Warner-Lambert Co.